                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported):  SEPTEMBER 30, 2002




                           DVI RECEIVABLES CORP. VIII
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                                      333-81454                             25-1824148
---------------------------------        ------------------------         --------------------------
(State or other jurisdiction of          (Commission File Number)               (I.R.S. Employer
incorporation or organization)                                               Identification Number)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                              18929
------------------------------------------                 --------------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (215) 488-5000
                                                     ---------------




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         (Former name or former address, if changed since last report.)


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Item  7. Financial Statements and Exhibits

Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending September 30, 2002, payment date October 15, 2002

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending September 30, 2002, payment date October 15, 2002

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending September 30, 2002, payment date October 15, 2002

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending September 30, 2002, payment date October 15, 2002

Exhibit 99.5 DVI Receivables XIV, L.L.C. 2001-1 Servicer Report for month ending September 30, 2002, payment date October 11, 2002

Exhibit 99.6 DVI Receivables XVI, L.L.C. 2001-2 Servicer Report for month ending September 30, 2002, payment date October 11, 2002

Exhibit 99.7 DVI Receivables XVII, L.L.C. 2002-1 Servicer Report for month ending September 30, 2002, payment date October 11, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DVI Receivables Corp. VIII
                                          --------------------------
                                                  (Registrant)

Dated:     October 16, 2002            By: /s/ Steven R. Garfinkel
                                           --------------------------
                                           Steven R. Garfinkel
                                           Executive Vice President and
                                           Chief Financial Officer

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